UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF DELAWARE

In re THQ Inc	Case No. 12-13398
Reporting Period: 6/30/2013
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed is the case.

REQUIRED DOCUMENTS	Form No	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (of copies of debtor’s bank reconciliations)	MOR-la	Yes		Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes		Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor        Date

Signature of Joint Debtor        Date

/s/ Edward L. Kaufman        8/9/13
Signature of Authorized Individual*        Date

Edward L. Kaufman        President
Printed Name of Authorized Individual        Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

-------------------------------------------------- In re: THQ INC., et al., Debtors. --------------------------------------------------	x : : : : : : x	Chapter 11 Case No. 12-13398 (MFW) Jointly Administered

CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, President of the above-captioned debtors (the “Debtors”), hereby certify as follows:

1.
Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors’ cash management system, as authorized by the Court [D.I. 36], and ordinary course accounting practices.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no significant post-petition tax amounts are past due.

Dated: August 9, 2013

/s/ Edward L. Kaufman
Edward L. Kaufman
President

[1]
The Debtors in these chapter 11 cases and the last four digits of each Debtor's taxpayer identification number are as follows: THQ Inc. (1686); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless, Inc. (7991); Volition, Inc. (4944); and Vigil Games, Inc. (8651). The Debtors' principal offices are located at 29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc.    Case No.    12-13398
Reporting Period    6/30/2013

THQ Inc.
Cash Receipts and Disbursements Reconciliation
Activity from 6/1 to 6/30/2013

		6/30/2013			Cash at Beginning of Period		76,110,081

Col - U QB - USD		THQ Inc. Company 0010	Vigil Company 0015	Volition Company 0050	Wireless	Phoenix	Cumulative
RECEIPTS:
A	Cash Receipts	4,943,476	-	-	-	-	$4,943,476
DISBURSEMENTS:
B	NA Payroll / Benefits / Severance	(225,927)	-	-	-	-	(225,927)
C	NA Product Cost	-	-	-	-	-	-
D	All Other Licensing Cost	-	-	-	-	-	-
E	Marketing/Selling	-	-	-	-	-	-
F	PD (Milestones & Outsourcing)	-	-	-	-	-	-
G	All Other NA	(1,370,818)	-	-	-	-	(1,370,818)
H	Non-recurring Transaction Costs	-	-	-	-	-	-
I	Debt Service	-	-	-	-	-	-
J	Professional Fees	(1,695,473)	-	-	-	-	(1,695,473)
K	U.S. Trustee Quarterly Fees	-	-	-	-	-	-
L	Court Costs	-	-	-	-	-	-

Total Disbursements		(3,292,218)	-	-	-	-	(3,292,218)

Net Cash Flow		$1,651,257	$ -	$ -	$ -	$ -	$1,651,257

					Cash at End of Period		77,761,338

In re THQ Inc.    Case No.    12-13398
Reporting Period    6/30/2013

THQ INC.
Cash Summary
June 30, 2013

G/L #	Bank Account #	Account Description	Beginning Balance 5/31/2013	Ending Balance 6/30/2013

1101	4710	Union Bank of California - Main	2,571,030	1,334,946
1105	9337	Union Bank of California - Disbursements	(188,635)	(446,490)
1102	320	Union Bank of California - Video Production	10,140	10,140
1103	1629	Union Bank of California - Settlement	8,464,717	2,409,053
1104	8775	Union Bank of California - Main	419	449
1106	4729	Union Bank of California - Payroll	(2,442)	--
1109	215	Union Bank of California - Money Market	121,049	121,059
1110	1092	Union Bank of California - Online Gaming	100	100
1107	2735	Union Bank of California - Utility Account	69,371	69,376
1108	1734	Union Bank of California - DIP Reserve	726,367	726,360
1114	8589	Union Bank of California - THQ Wireless Inc.	3,484	4,818
1111	1202	Bank of America - Lockbox	46,102	44,731
1112	1006	JP Morgan	87,936	87,936
1150	886	UBIS T-Bills	64,200,443	73,398,858

		TOTAL CASH COMPANY 10 - USD	76,110,081	77,761,338

In re THQ Inc    Case No.    12-13398
Reporting Period:    6/30/2013
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year To Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Landis Rath & Cobb	April 1 to April 30, 2013	9,175	THQ Inc.	300129	6/17/2013	8,751	424	160,386	5,473
Landis Rath & Cobb	20% Holdback pmts (Jan 3 to Mar 31, 2013)	30,327	THQ Inc.	Wire	6/20/2013	30,327	-	NA	NA
Young Conaway Stargatt Taylor LLP	March 1 to March 31, 2013	52,096	THQ Inc.	300077	6/3/2013	48,904	3,192	505,769	40,179
Young Conaway Stargatt Taylor LLP	April 1 to April 30, 2013	38,094	THQ Inc.	300139	6/17/2013	35,000	3,094	NA	NA
Young Conaway Stargatt Taylor LLP	20% Holdback pmts (Dec 19 to Mar 31, 2013	94,154	THQ Inc.	Wire	6/20/2013	94,154	-	NA	NA
Edwards Wildman	March 20 to April 30, 2013	34,470	THQ Inc.	Wire	6/4/2013	34,470	-	35,883	-
Edwards Wildman	20% Holdback pmt (Mar 20 to Mar 31, 2013)	1,413	THQ Inc.	Wire	6/20/2013	1,413	-	NA	NA
Houlihan Lokey Capital LLP	April 1 to April 30, 2013	42,761	THQ Inc.	300167	6/24/2013	42,495	266	305,490	27,206
Houlihan Lokey Capital LLP	20% Holdback pmts (Jan 3 to Mar 31, 2013)	30,327	THQ Inc.	Wire	6/20/2013	30,327	-	NA	NA
Houlihan Lokey Capital LLP	Mar 1 to March 31, 2013	38,383	THQ Inc.	Wire	6/25/2013	38,383	-	NA	NA
Centerview Partners, LLP	December 19 to February 28, 2013	475,000	THQ Inc.	Wire	6/25/2013	475,000	-	2,375,000	16,868
Andrews Kurth LLP	20% Holdback pmts (Jan 3 to Mar 31, 2013)	140,457	THQ Inc.	Wire	6/20/2013	140,457	-	702,284	20,530
Andrews Kurth LLP	Mar 1 to March 31, 2013	90,938	THQ Inc.	Wire	6/24/2013	90,688	250	NA	NA
FTI Consulting	20% Holdback pmts (Dec 19 to Mar 31, 2013	224,770	THQ Inc.	Wire	6/20/2013	224,770	-	1,123,850	38,292
Gibson, Dunn & Crutcher LLP	20% Holdback pmts (Dec 19 to Mar 31, 2013)	393,109	THQ Inc.	Wire	6/27/2013	393,109	-	1,929,641	35,669
		1,695,473				1,688,246	7,227	7,138,302	184,218

THQ, Inc
Profit & Loss
In re THQ Inc
Case No.    12-13398
Reporting Period    6/30/2013

Jun 13
Income
4100 - Sales
4105 - Digital	37,485.30
Total 4100 - Sales	37,485.30
Total Income	37,485.30
Expense
5100 - Sales Related Pmts
5110 - Royalties	-21,449.94
5115 - COGS	131,940.00
Total 5100 - Sales Related Pmts	110,490.06
5200 - Employee
5210 - Comp & Benefits	220,733.23
5220 - Contractor	106,799.79
Total 5200 - Employee	327,533.02
5240 - Professional Fees	1,793,170.75
5300 - Operating Expenses	236,886.43
5400 - Realized Gain/loss (Cash)	-846,616.51
5500 - Non-cash accounts
5515 - FX Gain/Loss	774.14
5520 - Amortization expense	501,054.05
5525 - Realized Gain/Loss (NonCash)	1,281,735.75
5530 - Depreciation expense	256,222.00
Total 5500 - Non-cash accounts	2,039,785.94
Total Expense	3,661,249.69
Net Ordinary Income	-3,623,764.39
Other Income/Expense
Other Income
5600 - Interest Income	1,198.25
Total Other Income	1,198.25
Net Other Income	1,198.25
Net Income	-3,622,566.14

THQ, Inc
Balance Sheet
In re THQ Inc
Case No.        12-13398
Reporting Period    6/30/2013

Jun 30, 13
ASSETS
Current Assets
Checking/Savings
1100 - Cash
1101 - Union Bank x710	1,334,029.84
1102 - Union Bank x320	10,140.46
1103 - Union Bank x629	2,409,053.35
1104 - Union Bank x775	449.28
1105 - Union Bank x337- Checks Issued	-445,573.23
1107 - Union Bank x735	69,376.23
1108 - Union Bank x734	726,359.79
1109 - Union Bank x215	121,058.70
1110 - Union Bank x092	100.11
1111 - BOA Bank	44,731.41
1112 - JP Morgan Bank	87,935.93
1114 - Union Bank x589	4,818.24
Total 1100 - Cash	4,362,480.11
1150 - T Bills	73,398,858.22
Total Checking/Savings	77,761,338.33
Accounts Receivable
1200 - Accounts Receivable	3,973,453.40
Total Accounts Receivable	3,973,453.40
Other Current Assets
1205 - AR Deductions	-979,137.68
1210 - Other Receivables	848,356.07
1300 - Inventory	55,017.76
Total Other Current Assets	-75,763.85
Total Current Assets	81,659,027.88
Fixed Assets
1600 - Fixed Assets	27,096,899.85
1700 - Acc Dep	-19,004,550.10
Total Fixed Assets	8,092,349.75
Other Assets
1520 - Prepaid	1,169,873.50

Jun 30, 13
1800 - Inv in US Subs	766,644.27
1810 - Inv in For Subs	16,355,999.07
1830 - Deposits	237,805.62
1900 - IC	-30,411,127.17
Total Other Assets	-11,880,804.71
TOTAL ASSETS	77,870,572.92
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2110 - Accounts Payable	21,179,144.11
Total Accounts Payable	21,179,144.11
Other Current Liabilities
2111 - AP Clearing	5,633.92
2120 - AP Adjustments	-9,932,458.93
2140 - Accrued Royalties	5,028,250.57
2150 - Taxes Withheld	-11,185.36
2200 - FSA	40,750.05
2300 - Accrued Expenses	1,327,821.34
2310 - PTO	1,369,385.48
2320 - Jakks	3,868,214.35
2330 - Deferred Rent	1,647,276.87
2350 - Interest Payable	2,916,666.81
2360 - Other Payable	250,000.00
2370 - Preorders	967,050.82
2380 - Codemasters	1,183,116.93
2400 - Accrued Inc Tax	-26,189.00
2600 - Convertible Notes	100,000,000.00
2650 - Deferred Comp	1,306,691.14
2700 - Payable Koch	8,505.32
2750 - Payable Take Il	139,748.15
Total Other Current Liabilities	110,089,278.46
Total Current Liabilities	131,268,422.57
Total Liabilities	131,268,422.57
Equity
3000 - Common Stock	685,283.60
3100 - APIC	526,161,151.36
3150 - Stock Based Compensation	1,238,009.62

Jun 30, 13
3200 - Retained Earnings	-658,910,789.63
3999 - Opening Balance Equity	60,406,052.90
Net Income	17,022,442.50
Total Equity	-53,397,849.65
TOTAL LIABILITIES & EQUITY	77,870,572.92

In re THQ Inc
Case No.    12-13398
Reporting Period    6/30/2013

Balance Sheet- Vigil
** A/R Inter-Company	19,311,433-
*** Current Assets	19,311,433-
**** Total Assets	19,311,433-
** Accounts Payable	73,580
* Accrued Compensation	373,692
** Accrued Expenses	373,692
*** Current Liabilities	447,272
* Additional Paid in Capital	766,542
* Retained Earnings	14,851,826-
* Net Income (Loss)	5,673,422-
** Equity	19,758,705-
****Total Liab & Equity	19,311,433-

In re THQ Inc
Case No.    12-13398
Reporting Period    6/30/2013

Balance Sheet- Volition
** A/R Inter-Company	74,536,358-
* Prepaid Expenses	0-
* Other Current Assets
** Prepaid and Other Assets	0-
*** Current Assets	74,536,358-
****Total Assets	74,536,358-
** Accounts Payable	834,024
* Accrued Liabilities
* Accrued Compensation
** Accrued Expenses
*** Current Liabilities	834,024
* Other Deferred Liabilities, Long Te
** Long Term Liab
* Common Stock	100
* Additional Paid in Capital	872,004
* Retained Earnings	66,836,136-
* Net Income (Loss)	9,406,351-
** Equity	75,370,383-
****Total Liab & Equity	74,536,358-

Liability	Taxes Debited	Federal Income Tax	20,940.22
Recap		Famed Income Credit Advances	.00
		Social Security - EE	1,863.43
		Social Security - ER	1,863.43
		Social Security Adj. - EE	.00
		Medicare - EE	1,355.65
		Medicare - ER	1,355.65
		Medicare Adj - EE	.00
		Medicare Surtax - EE	67.51
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	6,597.69
		State Unemployment Insurance - EE	.00
		State Unemployment/Disability Ins - ER	.00
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	228.49
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		34,272.27
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		62,332.27		Total Liability
		Total Amount Debited From Your Account			96,604.54	96,604.54
	Bank Debits and Other Liability	Checks		.00		96,604.54
		Adjustments/Prepay/Voids		.00		96,604.54
	Taxes - Your Responsibility	None This Payroll
						96,604.54

Net Pay	Checks				.00
	Direct Deposits				62,332.27
	Subtotal Net Pay					62,332.27
	Adjustments				.00
	Total Net Pay Liability (Net Cash)					62,332.27
Taxes		You are responsible for Depositing these amounts		Account debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			20,940.22
	Earned Income Credit Advances
	Social Security			1,863.43	1,863.43
	Medicare			1,355.65	1,355.65
	Medicare Surtax			67.51
	Federal Unemployment Tax
	Subtotal Federal			24,226.81	3,219.06	27,145.89
	Cobra Premium Assistance Payments
	Total Federal			24,226.81	3,239.08	27,445.69
State	CA State Income Tax			6,597.89
	CA State Unemployment/Disability ins ER 6.2000
	CA State Disability insurance-EE			228.49
	Subtotal CA			6,826.38		6,826.38
	Total Taxes	.00	.00	31,053.19	3,219.08	34,272.27
	Amount ADP Debited From Account A880654729 Tran/ABA XXXXXXXXX						34,272.27	Excludes Taxes That Are Your Responsibility
Other	ADP Direct Deposit			62,332.27				9 Employee Transactions
Transfers	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						62,332.27
Total Amount ADP Debited From Your Accounts							96,604.54

Liability	Taxes Debited	Federal Income Tax	19,071.25
Recap		Famed Income Credit Advances	.00
		Social Security - EE	2,450.50
		Social Security - ER	2,450.50
		Social Security Adj. - EE	.00
		Medicare - EE	1,254.19
		Medicare - ER	1,254.20
		Medicare Adj - EE	.00
		Medicare Surtax - EE	308.98
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	6,216.56
		State Unemployment Insurance - EE	.00
		State Unemployment/Disability Ins - ER	.00
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	183.43
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		33,189.61
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		55,899.08		Total Liability
		Total Amount Debited From Your Account			90,088.69	90,088.69
	Bank Debits and Other Liability	Checks		.00		90,088.69
		Adjustments/Prepay/Voids		.00		90,088.69
	Taxes - Your Responsibility	None This Payroll
						90,088.69

Net Pay	Checks				.00
	Direct Deposits				56,899.08
	Subtotal Net Pay					56,899.08
	Adjustments				.00
	Total Net Pay Liability (Net Cash)					56,899.08
Taxes		You are responsible for Depositing these amounts		Account debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			19,071.25
	Earned Income Credit Advances
	Social Security			2,450.50	2,450.50
	Medicare			1,254.19	1,254.20
	Medicare Surtax			308.98
	Federal Unemployment Tax
	Subtotal Federal			23,084.92	3,704.70	26,789.62
	Cobra Premium Assistance Payments
	Total Federal			23,084.92	3,704.70	26,789.62
State	CA State Income Tax			6,216.56
	CA State Unemployment/Disability ins ER 6.2000
	CA State Disability insurance-EE			183.43
	Subtotal CA			6,399.99		6,399.99
	Total Taxes	.00	.00	29,484.91	3,704.70	33,189.61
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						33,189.61	Excludes Taxes That Are Your Responsibility
Other Transfers	ADP Direct Deposit			56,899.08				10 Employee Transactions
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						56,899.08
Total Amount ADP Debited From Your Accounts							90,088.69

THQ, Inc
Summary of unpaid post petiton Debts
As of 6/30/2013

Type	Date	Num	Name	Due Date	Aging	Current	1 - 30	31 - 60	61 - 90	> 90

Bill	06/30/2013	81886501421212	AT&T-3834	06/30/2013		892.60
Bill	06/30/2013	FINALPAY	AMERICAN EXPRESS-771	06/30/2013		267.50
Credit	06/30/2013	9604481616062013CM	AT&T-3834			-975.88
Bill	06/30/2013	871064158052013	AT&T MOBILITY	06/30/2013		1,013.93
Bill	06/30/2013	871064158042013	AT&T MOBILITY	06/30/2013		902.79
Bill	06/30/2013	871064158022013FEE	AT&T MOBILITY	06/30/2013		25.00
Bill	06/30/2013	871064158012013	AT&T MOBILITY	06/30/2013		3,767.63
Credit	06/30/2013	EXPREP072513CM	KAY 2 VENTURES, LLC			-363.55
Bill	06/30/2013	7500798190313	SPRINT	06/30/2013		230.33
Credit	06/30/2013	8188658417CM	AT&T-824			-14,561.43
Bill	06/30/2013	81886501420313DM	AT&T-3034	06/30/2013		94.46
Credit	06/30/2013	81886501420313CM	AT&T-3834			-792.10
Credit	06/30/2013	81886501420413CM	AT&T-3034			-2,054.19
Bill	06/27/2013	62213	Arizona Department of Revenue	07/07/2013		50.00
Credit	05/31/2013	1305654311CM	AKAMAI TECHNOLGOES, INC.				-182.56
Credit	05/31/2013	1304645744CM	AKAMAI TECHNOLGOES, INC.				-213.47
Credit	05/31/2013	1303637133CM	AKAMAI TECHNOLGOES, INC.				-197.50
Credit	05/31/2013	1302628432CM	AKAMAI TECHNOLGOES, INC.				-286.97
Credit	05/31/2013	1301619701CM	AKAMAI TECHNOLGOES, INC.				-819.02
Bill	05/31/2013	6022641002MAR13	QWEST CORPORATION	05/31/2013	30		307.93
Bill	05/31/2013	1242526402	CENTURYLINK-2614	05/31/2013	30		46.22
Bill	05/31/2013	1257539497	CENTURYLINK-2614	05/31/2013	30		167.56
Bill	05/31/2013	1261205719	CENTURYLINK-2614	05/31/2013	30		87.64
Bill	05/31/2013	8141416741212	AT&T LONG DISTANCE	05/31/2013	30		8.42
Bill	05/31/2013	8141416740313	AT&T LONG DISTANCE	05/31/2013	30		33.21
Bill	05/31/2013	8141416740513	AT&T LONG DISTANCE	05/31/2013	30		33.11

Bill	06/04/2013	8141416740613	AT&T LONG DISTANCE	06/04/2013	26	33.61
Bill	06/05/2013	81100887454	CORPORATION SERVICE COMPANY	06/05/2013	25	3,000.00
Bill	06/06/2013	1306662914	AKAMAI TECHNOLGOES, INC.	06/06/2013	24	191.61
Bill	06/12/2013	4000053202	VERISIGN, INC.	06/12/2013	18	2,395.00
Bill	06/17/2013	6112013	APS	06/17/2013	13	5,428.93
Bill	06/17/2013	506827	SMS SYSTEMS MAINTENANCE SERVICES	06/17/2013	13	1,408.00
Bill	06/17/2013	9703638	INTERNATIONAL BUSINESS MACHINES CORP	06/17/2013	13	5,000.00
Bill	06/17/2013	119161335	FEDEX	06/17/2013	13	92.00
Bill	06/17/2013	259780276	XO COMMUNICATIONS	06/17/2013	13	29,591.56
Bill	06/18/2013	6172013	AKIFUMI GOTOH	06/18/2013	12	4,869.42
Bill	06/19/2013	7012013	TOTALEUNDS BY HASLER	06/19/2013	11	842.82
Bill	06/20/2013	315138606094	CISCO SYSTEMS CAPITAL CORPORATIONS	06/20/2013	10	14,489.77
Bill	06/20/2013	6062013	APS	06/20/2013	10	24.38
Credit	06/20/2013	96045627600613CR	AT&T-3834			-212.22
Bill	06/26/2013	B1LL0000000274383	VACO	06/26/2013	4	3,760.25
Bill	06/26/2013	T100028159	TERREMARK NORTH AMERICA, INC.	06/26/2013	4	39.00
Bill	06/26/2013	4870310	TECHNICOLOR Payment	06/26/2013	4	260.02
Credit	06/26/2013	1306662914CM	AKAMAI TECHNOLGOES, INC.			-191.61
Bill	06/27/2013	282590328	FEDEX	08/27/2013	3	8.63
Bill	06/27/2013	38176813	ACCOUNTEMPS	06/27/2013	3	1,911.35
Bill	06/27/2013	70113	EXEC-U-CARE	06/27/2013	3	2,148.74
Bill	06/27/2013	38178814	ACCOUNTEMPS	06/27/2013	3	1,558.83
Bill	06/27/2013	1152771305311	BMC GROUP VDR LLC	06/2712013	3	250.00
Bill	06/27/2013	INV00002971	RIGHT SCALE, INC.	06/27/2013	3	2,748.82
Bill	06/27/2013	GSJ7144	IRON MOUNTAIN	06/27/2013	3	22.55
Bill	06/27/2013	GSJ7143	IRON MOUNTAIN	06/27/2013	3	19.81
Bill	06/27/2013	GSJ7142	IRON MOUNTAIN	06/27/2013	3	1.10
Bill	06/27/2013	GSJ7141	IRON MOUNTAIN	06/27/2013	3	26.40
Bill	06/27/2013	GSJ7140	IRON MOUNTAIN	06/27/2013	3	106.81
Bill	06/27/2013	GVP8104	IRON MOUNTAIN	06/27/2013	3	22.55
Bill	06/27/2013	GVP8103	IRON MOUNTAIN	06/27/2013	3	19.81
Bill	06/27/2013	GVP8102	IRON MOUNTAIN	06/27/2013	3	1.10
Bill	06/27/2013	GVP8101	IRON MOUNTAIN	06/27/2013	3	26.40

Bill	06/27/2013	GVP8100	IRON MOUNTAIN	06/27/2013	3	106.81
Bill	06/27/2013	GXZ5599	IRON MOUNTAIN	06/27/2013	3	22.55
Bill	06/27/2013	GXZ5598	IRON MOUNTAIN	06/27/2013	3	19.81
Bill	06/27/2013	GXZ5597	IRON MOUNTAIN	06/27/2013	3	110
Bill	06/27/2013	GXZ5596	IRON MOUNTAIN	06/27/2013	3	26.40
Bill	06/27/2013	GXZ5595	IRON MOUNTAIN	06/27/2013	3	106.81
Bill	06/27/2013	HBC8B05	IRON MOUNTAIN	06/27/2013	3	22.56
Bill	06/27/2013	HBC8804	IRON MOUNTAIN	06/27/2013	3	19.81
Bill	06/27/2013	HBC8803	IRON MOUNTAIN	06/27/2013	3	1.10
Bill	06/27/2013	HBC8802	IRON MOUNTAIN	06/27/2013	3	26.39
Bill	06/27/2013	HBC8801	IRON MOUNTAIN	06/27/2013	3	106.81
Bill	06/27/2013	62613	Adrienne Lauer	06/27/2013	3	1,554.36
Bill	06/27/2013	33331	COBRA MANAGEMENT SERVICES, LLC	06/27/2013	3	301.00
Bill	06/28/2013	1002	BENJAMIN LANGA	06/28/2013	2	5,400.00
Bill	06/28/2013	3	JOE DE MARTINI	06/28/2013	2	900.00
Bill	06/28/2013	10005	JENNY GONZALES	06/28/2013	2	490.00
Bill	06/28/2013	BTAFINALPAYMENT	AMERICAN EXPRESS-771	06/28/2013	2	4,903.26
Bill	05/01/2013	12611803	CANON FINANCIAL SERVICES INC	05/01/2013	60		1,567.44
Bill	05/01/2013	12387728	CANON FINANCIAL SERVICES INC	05/01/2013	60		655.80
Credit	05/01/2013	12458347REV	CANON FINANCIAL SERVICES INC				-965.53
Bill	05/01/2013	12458347	CANON FINANCIAL SERVICES INC	05/01/2013	60		1,567.44
Credit	05/01/2013	12387728REV	CANON FINANCIAL SERVICES INC				-225.12
Bill	05/01/2013	1305654311	AKAMAI TECHNOLGOES, INC.	05/01/2013	60		182.56
Bill	05/01/2013	J6029529790	QWEST CORPORATION	05/01/2013	60		131.29
Credit	05/02/2013	THQCAN002CM	CANON FINANCIAL SERVICES INC				-2,358.81
Bill	05/02/2013	5022013	COX COMMUNICATIONS	05/02/2013	59		4,011.19
Bill	05/02/2013	5022013	COX COMMUNICATIONS	05/02/2013	59		4,033.19
Bill	05/07/2013	259104718	XO COMMUNICATIONS	05/07/2013	54		28,153.03
Bill	05/09/2013	310959906094	CISCO SYSTEMS CAPITAL CORPORATIONS	05/09/2013	52		14,520.95
Bill	05/13/2013	12755086	CANON BUSINESS SOLUTIONS,INC.	05/13/2013	48		2,441.60
Bill	05/13/2013	12755089	CANON BUSINESS SOLUTIONS,INC.	05/13/2013	48		2,441.60
Bill	05/21/2013	42913	QWEST CORPORATION	05/21/2013	40		102.85
Bill	05/21/2013	50313	QWEST CORPORATION	05/21/2013	40		21.79

Bill	05/21/2013	51313	QWEST CORPORATION	05/21/2013	40	307.64
Bill	04/01/2013	6008249796	SAP AMERICA INC	04/01/2013	90		83,515.81
Bill	04/01/2013	22198284	SHOREWOOD PACKAGING	04/01/2013	90		806.78
Bill	04/01/2013	902751	ENVIRONMENT CONTROL	04/01/2013	90		390.00
Bill	04/01/2013	1304645744	AKAMAI TECHNOLGOES, INC.	04/01/2013	90		213.47
Bill	04/01/2013	12319402	CANON FINANCIAL SERVICES INC	04/01/2013	90		510.77
Credit	04/01/2013	12319405	CANON FINANCIAL SERVICES INC				-161.11
Bill	04/01/2013	12540983	CANON FINANCIAL SERVICES INC	04/01/2013	90		1,675.88
Bill	04/01/2013	12387725	CANON FINANCIAL SERVICES INC	04/01/2013	90		1,308.86
Credit	04/01/2013	12540985CM	CANON FINANCIAL SERVICES INC				-547.05
Bill	04/01/2013	12387727	CANON FINANCIAL SERVICES INC	04/01/2013	90		494.11
Credit	04/01/2013	12387727REV	CANON FINANCIAL SERVICES INC				-938.68
Credit	04/01/2013	81886517280213	AT&T-3834				-1,764.72
Credit	04/01/2013	96045627600213	AT&T-3834				-1,448.65
Bill	04/01/2013	91195333	THOMSON FINANCIAL	04/01/2013	90		25,101.00
Bill	04/01/2013	4295490	MICROSOFT LICENSING, INC.	04/01/2013	90		30,105.51
Bill	04/03/2013	4856763	TECHNICOLOR Payment	04/03/2013	88		57,665.70
Bill	04/05/2013	3603238	SONY DISC MANUFACTURING	04/05/2013	86		14,264.50
Bill	04/07/2013	APT450C	COX COMMUNICATIONS	04/07/2013	84		4,679.73
Bill	04/09/2013	040913DUMMYINV	TECHNICOLOR Payment	04/09/2013	82		720.30
Bill	04/09/2013	306705506094	CISCO SYSTEMS CAPITAL CORPORATIONS	04/09/2013	82		14,520.95
Bill	04/12/2013	04122013DUMMYINV	SONY DISC MANUFACTURING	04/12/2013	79		11,115.50
Credit	04/12/2013	04/22013CM	SONY DISC MANUFACTURING				-11,115.50
Bill	04/18/2013	74766526A0413	CORPORATION SERVICE COMPANY	04/18/2013	73		105.22
Bill	04/19/2013	INVLAS84456	DEUTSCHE BANK NATIONAL TRUST CO	04/19/2013	72		1,500.00
Bill	04/21/2013	4000052568	VERISIGN, INC.	04/21/2013	70		2,395.00
Bill	04/23/2013	INV23703A	MILLENIUM BUSINESS SOLUTIONS GROUP (ME	04/23/2013	68		525.00
Bill	04/26/2013	281957	AMERICAN INTERNATIONAL RELOCATION SOLI	04/26/2013	65		1,266.55
Bill	04/29/2013	QE1Q13ROY	YAMAHA MOTOR COMPANY, LTD	04/29/2013	62		7,032.80
Bill	04/29/2013	QE033113ROY	PUNCH ENTERTAINMENT, INC.-V	04/29/2013	62		271.88
Bill	04/29/2013	QE033113ROY	PIPEWORKS SOFTWARE	04/29/2013	62		78.50
Bill	04/30/2013	120179	BROADRIDGE INVESTOR COMMUNICATION	04/30/2013	61		19,696.96
Bill	04/30/2013	INV024901	WEB FILINGS, LLC	04/30/2013	61		3,713.60

Bill	05/18/2012	31983545	LEXIS-NEXIS	05/18/2012	408	198.58
Bill	12/14/2012	712444242	LIVINGSTON INTERNATIONAL, INC.	12/14/2012	198	38.51
Bill	12/14/2012	3544	PIED PRODUCTIONS, INC.	12/14/2012	198	4,860.00
Bill	12/16/2012	H3707716	MAIL FINANCE, INC.	12/16/2012	196	2,195.15
Bill	12/19/2012	451031514	LIVINGSTON INTERNATIONAL, INC.	12/19/2012	193	1,363.47
Bill	12/20/2012	00076511N	ENVIRONMENTAL SERVICE CONCEPTS LLC	12/20/2012	192	356.96
Bill	12/20/2012	BFLRENT0113	OXFORD REALTY & HOLDING LLC	12/20/2012	192	19,316.15
Bill	12/20/2012	KAOSOPS0113	OXFORD REALTY & HOLDING LLC	12/20/2012	192	3,953.92
Bill	12/20/2012	KAOSUTIL0113	OXFORD REALTY & HOLDING LLC	12/20/2012	192	400.00
Bill	12/20/2012	85231	WORLD WRESTLING ENTERTAINMENT INC.	12/20/2012	192	2,000.00
Bill	12/23/2012	26757	FIVE ALARM SECURITY	12/23/2012	189	42.99
Bill	12/24/2012	U124642	FUTURE US, INC.	12/24/2012	188	3,827.25
Bill	12/24/2012	2124645	FUTURE US, INC.	12/24/2012	188	3,827.25
Bill	12/26/2012	V370432	MULTI PACKAGING SOLUTIONS	12/26/2012	186	3,272.50
Bill	12/28/2012	662120443	MEDIA CONTROL GFK INTERNATIONAL GMB	12/28/2012	184	2,845.49
Bill	12/31/2012	6216262	CBS INTERACTIVE INC	12/31/2012	181	883.15
Bill	12/31/2012	84699	WORLD WRESTLING ENTERTAINMENT INC.	12/31/2012	181	49,456.52
Bill	12/31/2012	85384	WORLD WRESTLING ENTERTAINMENT INC.	12/31/2012	181	2,000.00
Bill	01/01/2013	1301619701	AKAMAI TECHNOLGOES, INC.	01/01/2013	180	819.02
Bill	01/01/2013	42002272	ORACLE AMERICA, INC.	01/01/2013	180	91,091.47
Bill	01/01/2013	21985	VISIBLE TECHNOLOGIES, INC.	01/01/2013	180	6,100.00
Bill	01/02/2013	451039086	LIVINGSTON INTERNATIONAL, INC.	01/02/2013	179	295.09
Bill	01/02/2013	4295488	MICROSOFT LICENSING, INC.	01/02/2013	179	30,105.51
Credit	01/03/2013	370104461	MARSH CANADA LIMITED			-9,450.00
Bill	01/07/2013	403875108	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	174	640.06
Bill	01/07/2013	451037446	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	174	125.94
Bill	01/07/2013	310123292	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	174	66.12
Bill	01/07/2013	403884083	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	174	58.21
Bill	01/08/2013	229	BABELFLUX, LLC	01/08/2013	173	45,000.00
Bill	01/08/2013	THQ010813	ORIGINAL FORCE 3D ANIMATION STUDIO	01/08/2013	173	71,947.70
Bill	01/09/2013	650018951	STARCOM MEDIAVEST GROUP INC	01/09/2013	172	62,903.23
Bill	01/09/2013	294181406094	CISCO SYSTEMS CAPITAL CORPORATIONS	01/09/2013	172	14,520.95
Bill	01/10/2013	XN00182	MINE LOADER CO., LTD.	01/10/2013	171	57,838.50

Bill	01/10/2013	3722	PETROL ADVERTISING, INC.	01/10/2013	171	28,000.00
Bill	01/11/2013	436345074	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	170	487.26
Bill	01/11/2013	310126394	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	170	75.66
Bill	01/11/2013	310126396	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	170	66.35
Bill	01/11/2013	815240747	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	170	57.73
Bill	01/11/2013	815240762	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	170	57.72
Bill	01/13/2013	451045781	LIVINGSTON INTERNATIONAL, INC.	01/13/2013	168	798.12
Bill	01/15/2013	287048	MITCHELL SILBERBERG & KNUPP LLP	01/15/2013	166	348.13
Bill	01/15/2013	A370	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	166	1,339.75
Bill	01/15/2013	A369	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	166	718.60
Bill	01/15/2013	A370	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	166	447.33
Bill	01/16/2013	900319332	ANDLAUER TRANSPORTATION SERVICES	01/16/2013	165	101.65
Bill	01/17/2013	1586	OBSIDIAN ENTERTAINMENT	01/17/2013	164	55,000.00
Bill	01/17/2013	R029470	UNTERHALTUNGSSOFTWARE	01/17/2013	164	1,922.25
Bill	01/18/2013	403886872	LIVINGSTON INTERNATIONAL, INC.	01/18/2013	163	2,622.80
Bill	01/18/2013	1169	MYINTERNETSERVICES.COM, LLC	01/18/2013	163	12,380.00
Bill	01/18/2013	1791	PLASTIC WAX PTY LTD	01/18/2013	163	150,000.00
Credit	01/16/2013	01032013DEP	LIVINGSTON INTERNATIONAL, INC.			-1,014.70
Credit	01/18/2013	01082013DEP	LIVINGSTON INTERNATIONAL, INC.			-2,029.40
Credit	01/18/2013	01162013DEP	LIVINGSTON INTERNATIONAL, INC.			-3,044.10
Credit	01/18/2013	01092013DEP	LIVINGSTON INTERNATIONAL, INC.			-5,073.50
Credit	01/18/2013	01162013DEP	LIVINGSTON INTERNATIONAL, INC.			-7,102.90
Bill	01/21/2013	100684	BRYAN M. FRODENTE	01/21/2013	160	2,750.00
Bill	01/21/2013	451058340	LIVINGSTON INTERNATIONAL, INC.	01/21/2013	160	819.10
Bill	01/21/2013	R029488	UNTERHALTUNGSSOFTWARE	01/21/2013	160	332.95
Bill	01/23/2013	900320546	ANDLAUER TRANSPORTATION SERVICES	01/23/2013	156	30.53
Bill	01/23/2013	451053650	LIVINGSTON INTERNATIONAL, INC.	01/23/2013	158	347.69
Bill	01/23/2013	7H02013012301	WINKING ENTERTAINMENT (HK) LIMITED	01/23/2013	156	41,181.96
Bill	01/25/2013	LDPL2012TH221	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	156	5,775.00
Bill	01/25/2013	LDPL2012TH220	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	156	2,121.88
Bill	01/28/2013	THQ2013012802	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	153	23,220.00
Bill	01/28/2013	TH02013012801	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	153	14,300.51
Bill	01/30/2013	900322204	ANDLAUER TRANSPORTATION SERVICES	01/30/2013	151	293.01

Bill	01/30/2013	QTREND123112	THQ WIRELESS INTERNATIONAL S.A.R.L.	01/30/2013	151	230.54
Bill	01/31/2013	663010355	MEDIA CONTROL GFK INTERNATIONAL GMB	01/31/2013	150	8,648.99
Bill	02/01/2013	1302628432	AKAMAI TECHNOLGOES, INC.	02/01/2013	149	266.97
Bill	02/03/2013	6130090534	MICROSOFT LICENSING, INC.	02/03/2013	147	17,640.00
Bill	02/09/2013	298317306094	CISCO SYSTEMS CAPITAL CORPORATIONS	02/09/2013	141	14,520.95
Bill	02/10/2013	12540986	CANON FINANCIAL SERVICES INC	02/10/2013	140	1,579.44
Bill	02/10/2013	12540985	CANON FINANCIAL SERVICES INC	02/10/2013	140	1,178.26
Bill	02/21/2013	137495384	LIVINGSTON INTERNATIONAL, INC.	02/21/2013	129	205.68
Bill	02/21/2013	20130002565	WEIL, GOTSHAL & MANGES, LLP	02/21/2013	129	876.00
Bill	02/25/2013	USKCC500591	KURTZMAN CARSON CONSULTANTS LLC	02/25/2013	125	100,380.28
Bill	02/27/2013	750039	CINLAT LOGISTICS, S.A. DE C.V.	02/27/2013	123	188.81
Bill	02/28/2013	750040	CINLAT LOGISTICS, S.A. DE C.V.	02/28/2013	122	125.01
Bill	02/28/2013	CCHAPMANPHONE	Curtis Chapman	02/28/2013	122	78.60
Bill	02/28/2013	65019620	STARDOM MEDIAVEST GROUP INC	02/28/2013	122	150,000.00
Bill	03/01/2013	1303637133	AKAMAI TECHNOLGOES, INC.	03/01/2013	121	197.50
Bill	03/01/2013	301130001	MILLER ADVERTISIG AGENCY INC	03/01/2013	121	15,975.13
Bill	03/05/2013	10000000016524	Jeffrey Godfrey	03/05/2013	117	54.84
Bill	03/05/2013	10000000016523	Jeffrey Godfrey	03/05/2013	117	54.77
Bill	03/07/2013	4851347	TECHNICOLOR Payment	03/07/2013	115	1,416.00
Bill	03/07/2013	4851346	TECHNICOLOR Payment	03/07/2013	115	345.63
Credit	03/07/2013	XA370	PLAYERS AND DRIVERS GROUP SA DE CV			-1,330.10
Bill	03/08/2013	4295489	MICROSOFT LICENSING, INC.	03/08/2013	114	30,105.51
Bill	03/09/2013	302569406094	CISCO SYSTEMS CAPITAL CORPORATIONS	03/09/2013	113	14,520.95
Credit	03/12/2013	81806509540	AT&T-3834			-60.37
Bill	03/19/2013	4853930	TECHNICOLOR	03/19/2013	103	324.68
Credit	03/19/2013	25158747	SHOREWOOD PACKAGING			-30,682.50
Credit	03/20/2013	25158742	SONY DISC MANUFACTURING			-1,402,827.60
Bill	03/22/2013	22197713	SHOREWOOD PACKAGING	03/22/2013	100	20,544.08
Credit	03/22/2013	25158745	ACCOUNTEMPS			-11,554.00
Credit	03/22/2013	25158744	TECHNICOLOR Payment			-452,733.78
Bill	03/26/2013	22197910	SHOREWOOD PACKAGING	03/26/2013	96	11,331.25
Bill	03/26/2013	3592037	SONY DISC MANUFACTURING	03/26/2013	96	424,293.00
Bill	03/26/2013	3592148	SONY DISC MANUFACTURING	03/26/2013	96	320,250.00

Bill	03/26/2013	3592033	SONY DISC MANUFACTURING	03/26/2013	96					127,470.00
Bill	03/26/2013	3592038	SONY DISC MANUFACTURING	03/26/2013	96					109,655.70
Bill	03/26/2013	3592036	SONY DISC MANUFACTURING	03/26/2013	96					103,614.90
Bill	03/26/2013	3592039	SONY DISC MANUFACTURING	03/26/2013	96					48,672.00
Bill	03/26/2013	3592147	SONY DISC MANUFACTURING	03/26/2013	96					45,792.00
Bill	03/26/2013	4854920	TECHNICOLOR Payment	03/26/2013	96					143,184.00
Credit	03/26/2013	APT450C0313	COX COMMUNICATIONS							-125.88
Bill	03/28/2013	4855455	TECHNICOLOR Payment	03/28/2013	94					41,116.56
Credit	03/28/2013	25158746	ACCOUNTEMPS							-4,028.80
Credit	03/28/2013	25158748	SHOREWOOD PACKAGING							-2,018.73
Bill	03/29/2013	4856215	TECHNICOLOR Payment	03/29/2013	93					84,752.91
Bill	03/29/2013	4856214	TECHNICOLOR Payment	03/29/2013	93					9,727.64
Bill	03/29/2013	4856213	TECHNICOLOR Payment	03/29/2013	93					7,328.30
Bill	03/29/2013	4856217	TECHNICOLOR Payment	03/29/2013	93					943.09
Bill	03/29/2013	4856216	TECHNICOLOR Payment	03/29/2013	93					672.35
Bill	03/30/2013	4856237	TECHNICOLOR Payment	03/30/2013	92					210,047.22
		Total AP aging post petition as of 6/30/2013				$(11,502.910)	$92,888.75	$56,588.91	$267,698.67	$963,198.85	$1,368,872.30

In re THQ Inc    Case No.    12-13398
Reporting Period    6/30/2013
ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	$13,011,969
+ Amounts billed during the period	63,445
- Amounts collected during the period	(3,958,811)
- Write-offs/adjustments	(5,143,150)	(*)
Total Accounts Receivable at the end of the reporting period	$3,973,453

Note: These balances reflect Gross Accounts Receivable.

(*)	This adjustment is based on the offset arrangement, $4.9 million was collected but offset by invoices due to Microsoft corp. The amount of actual cash received from the offset was $261k in June.

In re THQ Inc    Case No.    12-13398
Reporting Period    6/30/2013
THQ, Inc - Balance Summary Aging as of June 30, 2013
Company Code 0010

Note: Due to the transition to a new accounting system, THQ cannot produce an accurate aging at this time.

In re THQ Inc    Case No.    12-13398
Reporting Period    6/30/2013
Debtor Questionnaire

		Yes	No
1
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. Pursuant to Court orders, [D.I. 729], the copyrights to the interactive video game software titles, “Freespace” & “Freespace2”, were approved for sale to Interplay Entertainment on June 19, 2013.
X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below. Returns have either been timely filed or timely extended.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X